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                                                                       EXHIBIT A

                             Joint Filing Agreement

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock, $0.50 par value of Carmax, Inc., dated as of February 13, 2003, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:    February 13, 2003


                                MAVERICK CAPITAL, LTD.

                                By:   Maverick Capital Management, LLC
                                      Its General Partner

                                      By:  Lee S. Ainslie III, Manager



                                           By:   /s/ John T. McCafferty
                                                 -------------------------------
                                                 John T. McCafferty
                                                 Under Power of Attorney dated
                                                 February 13, 2003


                                MAVERICK CAPITAL MANAGEMENT, LLC

                                By:   Lee S. Ainslie III, Manager



                                      By:  /s/ John T. McCafferty
                                           -------------------------------------
                                           John T. McCafferty
                                           Under Power of Attorney dated
                                           February 13, 2003


                                LEE S. AINSLIE III



                                By:   /s/ John T. McCafferty
                                      ------------------------------------------
                                      John T. McCafferty
                                      Under Power of Attorney dated February 13,
                                      2003